NuScale Power Announces Effectiveness of Form S-1 Registration Statement Registration applies to pre-merger shares and PIPE securities Increases accessibility and liquidity for shareholders and new investors NuScale’s proprietary and innovative carbon-free baseload and load-following power solution is the only viable, near-term deployable U.S. advanced nuclear small modular reactor (“SMR”) technology PORTLAND, OR -- (July 7, 2022) -- NuScale Power Corporation (NYSE: SMR), the industry- leading provider of proprietary and innovative advanced nuclear small modular reactor (“SMR”) technology, today announced that the Securities and Exchange Commission (“SEC”) has declared the Company’s registration statement on Form S-1 (File No. 333-264910) effective as of July 1, 2022. Such declaration does not imply that the SEC has approved or opined on the merits of the offering. NuScale President and Chief Executive Officer John Hopkins commented, “We are pleased to meet another milestone in our capital plan with the registration of shares held by pre-listing shareholders, PIPE investors and warrant holders. Registration will increase our float significantly, resulting in greater trading volume that creates more opportunities for investors interested in our company and our ground-breaking technology. We are eager to build on our strong debut in the public markets by continuing to demonstrate our long-term growth and value potential as a significant and multifaceted driver of the global clean energy transition. Even as we look to lead the next era of nuclear energy, we are working intently to enable maximum accessibility and liquidity for our investors today.” The registration statement relates to the issuance of up to 178,396,711 Class A common shares to be exchange on a one-for-one basis (subject to adjustment) of Class B Units of NuScale’s predecessor company NuScale Power, LLC, an Oregon limited liability company. In addition, the prospectus relates to the issuance of up to 11,500,000 shares of Class A Common Stock upon the exercise of the NuScale Corp Public Warrants, and the issuance of up to 8,900,000 shares of Class A Common Stock upon the exercise of NuScale Corp Private Placement Warrants and the resale of such shares. The prospectus also relates to the resale from time to time by the selling security holders named in the prospectus (or their permitted transferees) of up to: 8,900,000 NuScale Corp Private Placement Warrants to purchase Class A Common Stock, 23,700,002 shares of Class A Common Stock, which were originally purchased by the PIPE Investors immediately prior to the consummation of the Merger, and 5,514,933 shares of Class A Common Stock held by Spring Valley Acquisition Sponsor Sub, LLC and its affiliates and the former officers and directors of Spring Valley Acquisition Corp (“Spring Valley Founders”). The SEC’s Notice of Effectiveness may be accessed through the SEC EDGAR website at www.sec.gov or accessed directly via the following link: https://www.sec.gov/Archives/edgar/data/0001822966/000110465922076587/tm2214378- 7_424b3.htm

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Past performance is not indicative of future results. About NuScale Power NuScale Power (NYSE: SMR) is poised to meet the diverse energy needs of customers across the world. It has developed small modular reactor (“SMR”) nuclear technology to supply energy for electrical generation, district heating, desalination, commercial-scale hydrogen production and other process heat applications. The groundbreaking NuScale Power Module™ (NPM), a small, safe pressurized water reactor, can generate 77 megawatts of electricity (MWe) and can be scaled to meet customer needs. NuScale’s 12-module VOYGR™-12 power plant can generate 924 MWe, and NuScale also offers four-module VOYGR-4 (308 MWe) and six-module VOYGR-6 (462 MWe) power plants, as well as other configurations based on customer needs. Founded in 2007, NuScale is headquartered in Portland, Ore., and has offices in Corvallis, Ore.; Rockville, Md.; Charlotte, N.C.; Richland, Wash.; and London, UK. To learn more, visit NuScale Power's website or follow us on Twitter, Facebook, LinkedIn and Instagram. Forward Looking Statements This release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Actual results may differ materially due to several factors. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, NuScale’s results may differ materially from its expectations and projections. While NuScale may elect to update these forward-looking statements at some point in the future NuScale specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing NuScale’s assessments of any date after the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Investor and Media Contacts

Investor inquiries: Gary Dvorchak, CFA The Blueshirt Group ir@nuscalepower.com Media inquiries: Diane Hughes NuScale Power media@nuscalepower.com Barney Gimbel or Max Gross FGS Global barney.gimble@fgsglobal.com max.gross@fgsglobal.com